SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): April 15, 2003


                            The Warnaco Group, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                 ---------------------------------------------
                (State or Other Jurisdiction of Incorporation)


          1-10857                                       95-4032739
 ------------------------                    ---------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)


              90 Park Avenue
               New York, NY                                   10016
  ---------------------------------------                   ----------
 (Address of Principal Executive Offices)                   (Zip Code)


      Registrant's telephone number, including area code: (212) 661-1300


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)      Exhibits

                    Exhibit No.       Description

                    99.1              Press Release, dated April 15, 2003

Item 9.    Regulation FD Disclosure.

            On April 15, 2003, The Warnaco Group, Inc. announced that it had named Joe Gromek President and Chief Executive Officer, effective April 15, 2003.

            Attached as Exhibit 99.1 to this Form 8-K is a press release, dated April 15, 2003, concerning this event.

            The information in this Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             The Warnaco Group, Inc.


Date: April 15, 2003                         By: /s/  Jay A. Galluzzo
                                                 ------------------------------
                                                 Name:  Jay A. Galluzzo
                                                 Title: Vice President and
                                                        General Counsel



                                 EXHIBIT INDEX

        Exhibit No.          Document

           99.1              Press Release, dated April 15, 2003

                                                             Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact
Media:
Robert Mead/Doug Morris
212-515-1960/1964

Investors:
Allison Malkin/Chad Jacobs
203-222-9013

                           WARNACO NAMES JOE GROMEK
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER


NEW YORK - April 15, 2003 - The Warnaco Group, Inc. (NASDAQ: WRNC) today announced that it has named Joe Gromek President and Chief Executive Officer, effective April 15, 2003. He will succeed Tony Alvarez, who has served as President and CEO since November 2001. Gromek, 56, was also elected to Warnaco's Board of Directors.

Gromek most recently served as President and Chief Executive Officer of Brooks Brothers, Inc. During his seven-year tenure with Brooks Brothers, Gromek successfully implemented a strategic plan that revitalized the company's business. As a result of Gromek's initiatives, Brooks Brothers enhanced its management team, broadened its product range and expanded the retailer's traditional customer base. Moreover, Gromek augmented the brand's global presence through airport retailing, licensing ventures, e-commerce and targeted regional partnerships.

Prior to joining Brooks Brothers, Gromek held numerous senior level merchandising positions with prominent retailers including Ann Taylor, Limited Inc., and Saks Fifth Avenue. Gromek began his career in the training program at Lord & Taylor, rising to become General Manager of its flagship store in New York City.

Tony Alvarez, President and CEO of Warnaco, said, "We are excited for Joe to join Warnaco. In addition to a proven track record in retail leadership, Joe brings a world-class skill set in marketing, brand management and product innovation that is directly applicable to Warnaco. Over a nearly 35-year career, he has established himself as an incredible manager, marketer and corporate entrepreneur. We are confident that he is the right person to drive the Warnaco business and we look forward to working with him."

As previously announced, following an orderly transition, Tony Alvarez will return to Alvarez & Marsal, a leading turnaround and crisis management consulting firm he co-founded.

Gromek said, "It is a wonderful opportunity to lead Warnaco in this new phase of its life. I chose to take this role because I believe that Warnaco, with its great portfolio of brands and significant growth opportunities, has a very bright future and I welcome the chance to develop this potential. It will also be an honor to work with the superb group leadership that Tony has assembled in John Kourakos, Roger Williams and Tom Wyatt. I look forward to working with the Board and the Warnaco management team to take Warnaco to a new, exciting level."

Stuart D. Buchalter, Non-Executive Chairman of the Board of Directors of Warnaco, said, "We are indebted to Tony for his leadership in engineering Warnaco's successful reorganization and look forward to his continued contributions as a Director. We believe Joe is uniquely suited to manage our portfolio of leading brands to renewed growth and profitability."


About The Warnaco Group, Inc

The Warnaco Group, Inc., headquartered in New York, is a leading manufacturer of intimate apparel, menswear, jeanswear, swimwear, men's and women's sportswear, better dresses and accessories sold under such owned and licensed brands as Warner's(R), Olga(R), Lejaby(R), Body by Nancy Ganz(TM), Chaps by Ralph Lauren(R), Calvin Klein(R) men's and women's underwear, men's accessories, and men's, women's, junior women's and children's jeans, Speedo(R) men's, women's and children's swimwear, sportswear and swimwear accessories, Nautica(R) women's and girls' swimwear, Anne Cole Collection(R), Cole of California(R) and Catalina(R) swimwear, and A.B.S.(R) women's sportswear and better dresses.

This press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including the sufficiency of the Company's credit facilities, the ability of the Company to satisfy the conditions and requirements of its credit facilities, the effect of national, international and regional economic conditions, the overall level of consumer spending, the performance of the Company's products within prevailing retail environments, customer acceptance of both new designs and products and existing product lines, financial difficulties encountered by customers, the ability of the Company to attract, motivate and retain key executives and employees and the ability of the Company to attract and retain customers. All statements other than statements of historical facts included in this press release are forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements may contain the words "believe", "anticipate", "expect", "estimate", "project", "will be", "will continue", "will likely result", or other similar words and phrases. Forward-looking statements and the Company's plans and expectations are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, and the Company's business in general is subject to certain risks that could affect the value of the Company's stock.

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